UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

NEW JERSEY RESOURCES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEW JERSEY RESOURCES CORPORATION
1415 WYCKOFF ROAD
WALL, NJ 07719

V26313-P00546

Your **Vote** Counts!

NEW JERSEY RESOURCES CORPORATION

Notice Regarding Availability of Proxy Materials for the 2024 Annual Meeting of Shareowners

Vote by 11:59 PM ET on January 23, 2024 for shares held directly and by 11:59 PM ET on January 18, 2024 for shares held in a Plan

You invested in NEW JERSEY RESOURCES CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the 2024 Annual Meeting of Shareowners. **This is an important notice regarding the availability of proxy materials for the shareowner meeting to be held on January 24, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR request a free paper or email copy of the materials prior to January 10, 2024. If you would like to request a copy of the materials for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

January 24, 2024
9:30 AM ET (Check-in begins at 9:15 AM ET)

Virtually at:
www.virtualshareholdermeeting.com/NJR2024

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of the following four Directors that were named in the Proxy Statement; each for a term expiring in 2027. **Nominees:** 01) Donald L. Correll 02) James H. DeGraffenreidt, Jr. 03) M. Susan Hardwick 04) Peter C. Harvey	For
2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	For
3. To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024.	For

NOTE: Shareowners also will consider and act upon such other business that may properly be brought before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V26314-P00546

New Jersey Resources

Be the vote that counts.

Proposal(s)

NEW JERSEY RESOURCES
CORPORATION

2024 Annual Meeting

January 24, 2024

VOTE NOW

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of November 30, 2023

Vote Common Shares by: January 23, 2024	Control Number: 0123456789012345

Vote Plan Shares by: January 18, 2024

Dear NJR Shareowner:

The 2024 Annual Meeting of Shareowners (the “Meeting”) of New Jersey Resources Corporation (“NJR”) will be held live via Webcast at www.virtualshareholdermeeting.com/NJR2024 at 9:30 a.m., Eastern Time, on Wednesday, January 24, 2024.

Shareowners of record of NJR common stock at the close of business on November 30, 2023 are entitled to vote at the Meeting and any postponements or adjournments of the Meeting. The items of business and the recommendations of the Board of Directors are described in the proxy materials.

This communication presents only an overview. Complete proxy materials are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This email represents the following share(s):

NEW JERSEY RESOURCES CORP-COMMON	123,456,789,012.00000
NEW JERSEY RESOURCES CORP-DEFERRED COMP	123,456,789,012.00000
NEW JERSEY RESOURCES CORP-ESOP	123,456,789,012.00000
NEW JERSEY RESOURCES CORP- 401K	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000

View documents:

Proxy Statement    |    Annual Report    |

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